Consolidated Statements of Condition (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Securities held to maturity, fair value	$ 12,404	$ 16,234
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	5,447,185	5,400,065
Treasury stock, shares (in shares)	659,739	659,739